UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2007

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6250 LBJ Freeway
Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure

On April 5, 2007, Tuesday Morning Corporation, a Delaware corporation, issued a press release announcing the release dates for first quarter 2007 sales and earnings and describing information previously disclosed.  The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Exhibit Title
99.1	Press Release dated April 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: April 5, 2007	By:	/s/ Elizabeth Schroeder
Elizabeth Schroeder
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release dated April 5, 2007